MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® HIGH YIELD PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® CORPORATE BOND PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO

Effective June 1, 2015, the Board appointed Brent H. Farmer to serve as Interim Chief Compliance Officer of the MFS Funds, to replace Timothy M. Fagan, who resigned effective May 31, 2015. All references and information related to Mr. Fagan are hereby deleted, and the following information is added to the chart in Appendix A - Trustees and Officers- Identification and Background:

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Brent H. Farmer age 47	Interim Chief Compliance Officer	June 2015	135	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance

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